     As filed with the Securities and Exchange Commission on July 10, 2002

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): July 8, 2002


                             Pemco Aviation Group, Inc.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                       0-13829                        84-0985295
-------------------           -------------------           -------------------
(State or other jurisdiction   (Commission File                 (IRS Employer
     of incorporation               Number)                 Identification No.)


1943 North 50/th/ Street, Birmingham, Alabama          35212
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:    (205)592-0011
                                                       --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On July 8, 2002, the Board of Directors of Pemco Aviation Group, Inc. (the "Company") approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 2002 to replace the firm of Arthur Andersen LLP, who were dismissed as auditors of the Company effective July 8, 2002. The audit committee of the Board of Directors approved the change in auditors on July 8, 2002 and recommended this change to the Board of Directors.

          The reports of Arthur Andersen LLP on the Company's financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2001, and in the subsequent period through July 8, 2002, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in their report.

          The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A representative of Arthur Andersen LLP has informed the Company that Arthur Andersen LLP is no longer furnishing such letters.

          During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through July 8, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

          None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Pemco Aviation Group, Inc.


  Date: July 10, 2002                        By:  /s/ John R. Lee
                                             ----------------------------------
                                             Name:  John R. Lee, Sr. Vice
                                                   President and Chief Financial
                                                   Officer